Exhibit 99.2

Condensed Carve-out Combined Financial Statements of Vitro’s Glass Containers Operations for the six-month periods ended June 30, 2015 and 2014

Condensed Carve-out Combined Financial Statements of Vitro’s Glass Containers Operations for the six-month periods ended June 30, 2015 and 2014

Table of contents	Page

Independent Auditors’ Review Report	1 and 2
Condensed Carve-out Combined Statements of Financial Position	3 and 4
Condensed Carve-out Combined Statements of Profit and Other Comprehensive Income	5
Condensed Carve-out Combined Statements of Cash Flows	6 and 7
Condensed Carve-out Combined Statements of Changes in Invested Equity	8
Notes to Condensed Carve-out Combined Financial Statements	9 to 16

Independent Auditors’ Review Report	Galaz, Yamazaki, Ruiz Urquiza, S.C.
Lázaro Cárdenas 2321 Poniente, PB Residencial San Agustin
66260 Garza Garcia, N.L. México
Tel: +52 (81) 8133 7300
Fax: +52 (81) 8133 7383
www.deloitte.com/mx

To the Board of Directors and Stockholders of Vitro, S.A.B. de C.V.

Garza García, N.L. Mexico

In our capacity as statutory auditors of Vitro, S.A.B. de C.V. and subsidiaries (hereafter referred to as “Vitro”), we have reviewed the accompanying condensed carve-out combined financial statements of Vitro’s glass containers operations (the “Group”), which comprise the condensed carve-out combined statement of financial position as of June 30, 2015, and the condensed carve-out combined statements of profit or loss and other comprehensive income, cash flows and changes in invested equity for the six month periods ended June 30, 2015 and 2014 (the “interim financial statements”).

Management’s Responsibility for the Carve-out Combined Interim Financial Statements

The Group’s management is responsible for the preparation and fair presentation of the interim financial statements in accordance with International Accounting Standard (“IAS”) No. 34 Interim Financial Statements, as issued by the International Accounting Standards Board. This responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of the interim financial statements in accordance with IAS 34.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial statements. A review of interim financial statements consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for it to be in accordance with IAS 34, as issued by the International Accounting Standards Board.

Report on Condensed Carve-out Combined Statement of Financial Position as of December 31,2014

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the accompanying carve-out combined statement of financial position of the Group as of December 31,2014, and the related carve-out combined statements of profit or loss and other comprehensive income, cash flows and changes in invested equity for the year then ended (not presented herein); and we expressed an unmodified audit opinion on those audited carve-out combined financial statements in our report dated June 22, 2015. In our opinion, the accompanying condensed carve-out combined statement of financial position of the Group as of December 31, 2014, is consistent, in all material respects, with the audited carve-out combined financial statements from which it has been derived.

Galaz, Yamazaki, Ruiz Urquiza, S.C.

Member of Deloitte Touche Tohmatsu Limited

/s/ Carlos Javier Vázquez Ayala
Carlos Javier Vázquez Ayala, C.P.C (Certified Puplic Accountant in Mexico)
July 31, 2015

Condensed Carve-out Combined Statements of Financial Position (1)

As of December 31, 2014 and June 30, 2015

(Millions of Mexican pesos)

(Unaudited)

	Note	December 31, 2014	June 30, 2015
Assets
Cash and cash equivalents		$1,370	$1,303
Trade accounts receivable, net		1,595	1,626
Recoverable taxes		59	32
Other current assets		215	274
Inventories		1,549	1,597
Current assets		4,788	4,832

Land and buildings	4	1,181	1,148
Machinery and equipment	4	4,319	4,186
Construction in process	4	586	807
Deferred income taxes		1,081	1,204
Intangibles and other long-term assets		233	394
Non-current assets		7,400	7,739

Total assets		$12,188	$12,571

(1)         The accompanying Condensed Carve-out Combined Financial Statements comprise the combination of Vitro’s Glass Containers operations (together the “Group”).  The scope of the combination is presented in note 1.

See accompanying notes to the condensed carve-out combined financial statements.

/s/ Adrián Sada Cueva	/s/ Claudio L. Del Valle Cabello
Adrián Sada Cueva	Claudio L. Del Valle Cabello
Chief Executive Officer	Chief Financial and Administrative Officer

Condensed Carve-out Combined Statements of Financial Position (1)

As of December 31, 2014 and June 30, 2015

(Millions of Mexican Pesos)

(Unaudited)

	Note	December 31, 2014	June 30, 2015
Liabilities
Short-term maturity of long-term debt	5	$54	$157
Trade accounts payable		1,045	997
Accrued expenses and provisions		778	895
Other short-term liabilities		1,296	932
Current liabilities		3,173	2,981

Long-term debt	5	759	654
Employee benefits		1,080	1,089
Non-current liabilities		1,839	1,743
Total liabilities		5,012	4,724

Invested equity
Invested equity		7,176	7,847
Total invested equity		7,176	7,847

Liabilities and invested equity		$12,188	$12,571

(1)    The accompanying Condensed Carve-out Combined Financial Statements comprise the combination of Vitro’s Glass Containers operations (together the “Group”).  The scope of the combination is presented in note 1.

See accompanying notes to the condensed carve-out combined financial statements.

Condensed Carve-out Combined Statements of Profit and Other Comprehensive Income (1)

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

	Six-month periods ended June 30,
	2014	2015

Revenues	$5,550	$6,513
Cost of sales	4,011	4,283
Gross profit	1,539	2,230
Administrative expenses	213	245
Distribution and sale expenses	417	373
Income before other expenses	909	1,612
Other income, net	74	22
Operating income	983	1,634
Financial cost, net	12	69
Income before income taxes	971	1,565
Income tax expense	308	461
Net income of the period	$663	$1,104

Other components of comprehensive income (loss):
Items that will not be reclassified to profit or loss:
Actuarial remeasurements of the defined benefit obligation, net of taxes	$(22)	$—
Items that can be reclassified to profit or loss:
Differences from translation for foreign operations operations	(3)	84
Total other components of comprehensive income (loss)	(25)	84

Total comprehensive income of the period	$638	$1,188

(1)    The accompanying Condensed Carve-out Combined Financial Statements comprise the combination of Vitro’s Glass Containers operations (together the “Group”).  The scope of the combination is presented in note 1.

See accompanying notes to the condensed carve-out combined financial statements.

Condensed Carve-out Combined Statements of Cash Flows (1)

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

	Six-month periods ended June 30,
	2014	2015
Cash flows from operating activities:
Income before income taxes	$971	$1,565
Adjustments for:
Depreciation and amortization	427	411
Financial income	(54)	(25)
Derivative financial instruments	—	31
Interest expense	71	76
	1,415	2,058
Changes in working capital:
Accounts receivable	(513)	(7)
Inventories	117	10
Accounts payable	286	(57)
Other operating assets and liabilities	119	190
Employee benefits	(24)	(24)
	1,400	2,170
Income taxes paid	(641)	(982)
Cash flows generated by operating activities	759	1,188

(1)    The accompanying Condensed Carve-out Combined Financial Statements comprise the combination of Vitro’s Glass Containers operations (together the “Group”).  The scope of the combination is presented in note 1.

See accompanying notes to the condensed carve-out combined financial statements.

Condensed Carve-out Combined Statements of Cash Flows (1)

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

	Six-month periods ended June 30,
	2014	2015
Cash flows from investing activities:
Purchase of machinery and equipment	(484)	(429)
Restricted cash	19	(71)
Other long-term assets	(19)	(178)
Interest collected	54	25
Cash flows used in investing activities	(430)	(653)

Cash flows from financing activities:
Interest paid	(39)	(42)
Derivative financial instruments and other financing activities	—	(43)
Long-term loans obtained	64	—
Long-term loans paid	(5)	(5)
Invested equity	(63)	(517)
Cash flows used in financing activities	(43)	(607)

Net increase (decrease) in cash and cash equivalents:	286	(72)
Cash and cash equivalents as of January 1,	1,071	1,370
Effect of exchange rate fluctuations	—	5
Cash and cash equivalents as of June 30,	$1,357	$1,303

(1)    The accompanying Condensed Carve-out Combined Financial Statements comprise the combination of Vitro’s Glass Containers operations (together the “Group”).  The scope of the combination is presented in note 1.

See accompanying notes to the condensed carve-out combined financial statements.

Condensed Carve-out Combined Statements of Changes in Invested Equity (1)

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

	Invested Equity
	2014	2015

Balances as of January 1,	$7,251	$7,176

Comprehensive income (loss):
Differences from translation for foreign operations	(3)	84
Actuarial remeasurements of the defined benefit obligation	(22)	—
Net income	663	1,104
Comprehensive income	638	1,188
Equity transactions with Vitro and its subsidiaries	(63)	(517)

Balances as of June 30,	$7,826	$7,847

(1)    The accompanying Condensed Carve-out Combined Financial Statements comprise the combination of Vitro’s Glass Containers operations (together the “Group”).  The scope of the combination is presented in note 1.

See accompanying notes to the condensed carve-out combined financial statements.

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

1.                  Activities and background

Vitro, S.A.B. de C.V. (“Vitro”) and together with its subsidiaries, is mainly engaged in the production and commercialization of glass containers in any presentation for local and foreign markets; in addition, Vitro is a holding company whose subsidiaries are engaged in the manufacture of glass and offer products to satisfy the needs of two types of business: glass containers and flat glass.  Vitro and its subsidiaries process, distribute and commercialize a broad range of: (a) glass containers for food and beverage, wine, liquors market; (b) other glass containers for cosmetics and pharmaceutical markets; and (c) flat glass goods for architectural and automotive use; similarly, they are engaged in the manufacture of raw material, equipment and capital goods for industrial use.

These condensed carve-out combined financial statements comprise the combination of Vitro’s food and beverage, wine and liquors glass containers operations (together the “Group” and defined as Vitro’s “glass containers operations” in these condensed carve-out combined financial statements).  In the past, the Group has not formed a separate legal group.  The carve-out combined financial statements presented herein reflect the assets and liabilities, income and expenses, and cash flows of those operations that have been carved out from Vitro’s consolidated financial statements.

The condensed carve-out combined financial statements have been prepared in accordance with the basis of preparation and accounting policies set out below.

2.                  Significant event

Vitro accepts offer to sell its Glass Containers operations

On May 12, 2015 Vitro signed an agreement with Owens-Illinois, Inc. accepting an offer to sell its food and beverages glass containers business.  The transaction is valued, cash and debt free, at US$2,150, and includes the sale of five manufacturing plants in Mexico, one plant in Bolivia and the distribution of such products in the United States, excluding assets associated with Vitro’s cosmetics, fragrances and toiletries operations, as well as its machinery and equipment operations, and its equity participation in its Comegua joint venture.

3.                   Basis of preparation and combination

a)        Basis of preparation

These condensed carve-out combined financial statements of the Group have been prepared in accordance with International Accounting Standard (“IAS”) No. 34 Interim Financial Statements, issued by the International Accounting Standards Board (“IASB”).

The condensed carve-out combined financial statements have been prepared on a carve-out basis using the historical assets and liabilities, income and expenses, and cash flows attributable to operations subject of the carve-out combined transaction.

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

The condensed carve-out combined financial statements have been prepared on a going concern basis and under the historical cost convention, except for certain financial instruments which are recorded based on their amortized cost or fair value.  The historical cost is generally based on the fair value of the consideration granted in exchange of the related assets.

The condensed carve-out combined financial statements as of June 30, 2015 and for the six-month periods ended June 30, 2014 and 2015 have not been audited.  In the opinion of the Group’s management, all adjustments necessary for a fair presentation of the accompanying condensed carve-out combined financial statements are included.  The results of the interim periods are not necessarily indicative of the projected results for the full year.  These condensed carve-out combined financial statements should be read in conjunction with the audited carve-out combined financial statements of the Group and their respective notes as of and for the years ended December 31, 2014, 2013 and 2012.

The accounting policies applied in the recognition and measurement of assets, liabilities, revenues and expenses in these condensed carve-out combined financial statements are the same with those used in the carve-out combined financial statements as of and for the year ended December 31, 2014, 2013 and 2012.  Similarly, the principles applied in preparing the condensed carve-out combined financial statements are consistent with those applied in the aforementioned annual carve-out combined financial statements.

The condensed carve-out combined financial statements may not be indicative of the Group’s future performance and they do not necessarily reflect what its combined results of operations, financial position and cash flows would have been, had the Group operated as an independent group and had it presented stand-alone financial statements during the periods presented.

The accompanying condensed carve-out combined financial statements are presented in Mexican pesos (“Mx. peso”).  When these combined financial statements and notes thereto refer to Mexican pesos or “$”, they refer to millions of Mexican pesos, and when they refer to U.S. dollars or “US$,” they refer to millions of United States of America dollars.

b)        Seasonality

The results of the Group are not subject to seasonal fluctuations, therefore there were no impacts in the Group´s results of operations arising from seasonality factors for the six-month periods ended June 30, 2014 and 2015.

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

4.                  Land, buildings, machinery, equipment and construction in process

Below is a summary of the composition of these items:

	December 31, 2014	June 30, 2015
Land	$207	$208
Buildings	4,328	4,339
Accumulated depreciation	(3,354)	(3,399)
	1,181	1,148

Machinery and equipment	15,142	15,353
Accumulated depreciation	(10,823)	(11,167)
	4,319	4,186

Construction in process	586	807
	$6,086	$6,141

Cost	Land	Buildings	Machinery and equipment	Construction in process	Final balance
Balance as of December 31, 2014	$207	$4,328	$15,142	$586	$20,263

Additions	—	5	195	220	420
Disposals	—	—	(34)	—	(34)
Translation effect	1	6	50	1	58
Balance as of June 30, 2015	$208	$4,339	$15,353	$807	$20,707

Accumulated depreciation and impairment	Land	Buildings	Machinery and equipment	Construction in process	Final balance
Balance as of December 31, 2014	$—	$3,354	$10,823	$—	$14,177

Depreciation of the period	—	43	353	—	396
Disposals	—	—	(36)	—	(36)
Translation effect	—	2	27	—	29
Balance as of June 30, 2015	$—	$3,399	$11,167	$—	$14,566

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

5.                  Long-term debt

Long-term debt consists of the following:

		December 31, 2014	June 30, 2015
I.	Debt payable in United States dollars
	Finance leases with different interest rates, maturing at different dates through 2015.	$36	$27

	Secured notes at a fixed interest rate of 5.75% for a period of eighteen months, and from the nineteen month, at a variable rate based on the Reference Rate (“RR”), plus a surcharge of 5.75%, maturing on different dates through 2023.	177	187

II.	Debt payable in Mexican pesos
	Accounts receivable financing program. Note guaranteed by accounts receivable at TIIE + 1.7%, maturing in 2016.	593	593

	Unsecured debt at variable interest rate between 9.05% and 9.25%, with different maturities through 2016.	15	10

	Debt issuance costs	(8)	(6)

	Total long-term debt	813	811

	Less short-term maturities	54	157

	Long-term debt, excluding current maturities	$759	$654

As of June 30, 2015, the TIIE was 3.30%.

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

6.                  Financial instruments

The Group has the following financial instruments:

	December 31, 2014	June 30, 2015
Financial assets
Cash and cash equivalents	$1,370	$1,303
Restricted cash	88	159
Accounts receivable and other financial assets	1,781	1,773

Financial liabilities
Measured at amortized cost	3,845	3,560
Derivative financial instruments at FVTPL	87	75

i.             Fair value of financial instruments

The fair value of financial instruments that are presented below has been determined by the Group using the information available in the market or other valuation techniques which require judgment to develop and interpret the estimates of fair values. It also uses assumptions that are based on market conditions existing at each of the balance sheet dates. Consequently, the estimated amounts presented are not necessarily indicative of the amounts that the Group could realize in a current market exchange.

The levels that cover 1 to 3, based on the degree to which the financial instruments fair value is observed, are:

•             Level 1 are those derived from quoted prices (not adjusted) in active markets for identical assets or liabilities;

•             Level 2 are those derived from indicators other than quoted prices included within Level 1, but which include indicators that are observable for an asset or liability, either directly to prices quoted or indirectly; i.e. derived from these prices; and

•             Level 3 are those derived from valuation techniques that include indicators for assets and liabilities, which are not based on observable market information (non-observable indicators).

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

The Group’s amounts of cash and cash equivalents, as well as accounts receivable and payable to third parties approach their fair value, as they have short term maturities.  The Group’s long-term debt is recorded at amortized cost and consists of debt that bears interest at fixed and variable rates which are related to market indicators.  To obtain and disclose the fair value of long-term debt, different sources and methodologies are used such as: quoted market prices or prices for similar instruments; other valuation techniques for the cases of those liabilities that have no observable market price and it is not feasible to find quotes of similar instruments.

Below are the fair values of the Group’s financial liabilities, together with the carrying amount that are recognized in the condensed carve-out combined statements of financial position:

	December 31, 2014		June 30, 2015
	Carrying amount	Fair value	Carrying amount	Fair value
Financial liabilities:
Financial liabilities at amortized cost	$813	$638	$811	$621

The fair value of financial instruments was calculated based on Level 2 of the fair value hierarchy using a discounted cash flow technique.  During the six-month period ended June 30, 2015 there were no transfers between Level 1 and 2 inputs.

ii.          Other market price risks

In the ordinary course of business, the Group has historically contracted swaps and other derivative instruments in order to mitigate and to hedge its exposure to fluctuations in the price of natural gas.  The percentage of hedged estimated natural gas consumption has varied from 10% to 100%.  The hedged percentage of consumption and prices constantly change according to the conditions of the market based on the Group’s needs and to the use of alternative fuels in their production processes.

Derivative financial instruments (“DFI’s”) that the Group’s held during the six-month period ended    June 30, 2015 and 2014 were natural gas swaps, which were acquired to economically hedge the fluctuation in the price of natural gas that the Group’s plants use.  These DFI’s were not designated as a hedge for accounting purposes; therefore, fluctuations in fair value are recognized in current earnings within net financial cost.

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

During November and December, 2014, Vitro entered into a DFI with Macquarie Bank Limited (“Macquarie”) on a contract for 9,600,000 of Million British Thermal Units (“MMBTU”) at an average price of US$3.89 in order to continue hedging its needs for natural gas in its production processes for the year that will end on December 31, 2015.  Likewise, during November and December 2014 Vitro entered into a new DFI with the same counterparty to hedge its needs for natural gas for the year ending December 31, 2016, on a contract for 5,400,000 MMBTU at an average price of US$3.91.

DFI’s entered into by Vitro have been allocated to the Group’ condensed carve-out combined financial statements; based on their natural gas consumption.  The positions that were outstanding and the characteristics attributable to the Group’s operations as of the reported dates are as follows:

Type of Instrument	Type of Underlying	Annual Notional in MMBTU	Average Price		Effective Date	Maturity Date

Swap	Natural gas	5,295,426	US$	3.89	1-1-15	12-31-15
Swap	Natural gas	2,978,677	US$	3.91	1-1-16	12-31-16

7.                  Related parties

Transactions with related parties, carried out in the ordinary course of business, were as follows:

a)        Rental expense.- During the six-month periods ended June 30, 2014 and 2015, the Group paid rent to Fintech in connection with certain properties for $48 and $55, respectively.  As of June 30, 2014 and 2015, the Group has a balance payable to Fintech for $20 and $24, respectively.

b)        Purchase of food coupons.- The Group purchases food coupons for its staff from a self-service store, of which one of Vitro’s advisors is a stockholder.  For the six-month periods ended June 30, 2014 and 2015, the amount of those purchases was $15 and $16, respectively.

8.                  Subsequent event

Vitro’s Shareholders approved divestiture of its Glass Containers operations

On an Ordinary Shareholders Meeting held on July 7, 2015, Vitro’s Shareholders approved Owens- Illinois, Inc. US$2,150 offer for its food and beverages wine and liquors glass containers operations.  The transaction includes the sale of five manufacturing plants in Mexico, one plant in Bolivia and the distribution of such products in the United States, excluding assets associated with Vitro’s cosmetics, fragrances and toiletries operations, as well as its machinery and equipment operations, and its equity participation in its Comegua joint venture.

Notes to the Condensed Carve-out Combined Financial Statements

For the six-month periods ended June 30, 2014 and 2015

(Millions of Mexican pesos)

(Unaudited)

9.                  Authorization to issuance of the carve-out combined financial statements

On July 31, 2015, the issuance of the accompanying unaudited carve-out interim combined financial statements and notes thereto was authorized by Adrián Sada Cueva and Claudio L. Del Valle Cabello, Vitro’s Chief Executive Officer and Chief Financial and Administrative Officer, respectively.

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